UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

      ]

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                 ANNUAL REPORT
                               DECEMBER 31, 2007

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2007. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                   VALUE OF       VALUE OF      VALUE OF
                                    INITIAL      CUMULATIVE    CUMULATIVE      TOTAL
                                    $10,000    CAPITAL GAINS   REINVESTED    VALUE OF
PERIOD ENDED:                     INVESTMENT   DISTRIBUTIONS    DIVIDENDS     SHARES
-------------------------------   ----------   -------------   ----------   ----------
July 15, 1970                      $ 10,000      $       --     $     --    $   10,000
May 31, 1971                         11,750              --          184        11,934
May 31, 1972                         12,350             706          451        13,507
May 31, 1973                          9,540           1,118          584        11,242
May 31, 1974                          7,530           1,696          787        10,013
May 31, 1975                          9,490           2,137        1,698        13,325
May 31, 1976                         12,030           2,709        2,654        17,393
May 31, 1977                         15,400           3,468        3,958        22,826
Dec. 31, 1977                        18,420           4,617        5,020        28,057
Dec. 31, 1978                        22,270           5,872        6,629        34,771
Dec. 31, 1979                        24,300           6,481        8,180        38,961
Dec. 31, 1980                        25,040           8,848       10,006        43,894
Dec. 31, 1981                        27,170          13,140       13,019        53,329
Dec. 31, 1982                        31,960          18,450       19,510        69,920
Dec. 31, 1983                        37,110          24,919       26,986        89,015
Dec. 31, 1984                        39,260          33,627       32,594       105,481
Dec. 31, 1985                        44,010          49,611       41,354       134,975
Dec. 31, 1986                        39,290          71,954       41,783       153,027
Dec. 31, 1987                        38,430          76,911       49,020       164,361
Dec. 31, 1988                        38,810          87,760       55,946       182,516
Dec. 31, 1989                        46,860         112,979       73,614       233,453
Dec. 31, 1990                        41,940         110,013       72,633       224,586
Dec. 31, 1991                        53,310         160,835      100,281       314,426
Dec. 31, 1992                        56,660         174,775      112,428       343,863
Dec. 31, 1993                        54,840         213,397      112,682       380,919
Dec. 31, 1994                        55,590         220,943      117,100       393,633
Dec. 31, 1995                        78,130         311,266      167,129       556,525
Dec. 31, 1996                        88,440         397,099      191,967       677,506
Dec. 31, 1997                       125,630         570,917      273,653       970,200
Dec. 31, 1998                       160,700         798,314      353,183     1,312,197
Dec. 31, 1999                       127,270         680,866      286,989     1,095,125
Dec. 31, 2000                       122,090         903,255      289,505     1,314,850
Dec. 31, 2001                       130,240       1,002,955      319,980     1,453,175
Dec. 31, 2002                       126,630         976,920      311,226     1,414,776
Dec. 31, 2003                       147,610       1,146,523      362,790     1,656,923
Dec. 31, 2004                       154,270       1,200,687      379,159     1,734,116
Dec. 31, 2005                       155,450       1,331,529      382,059     1,869,038
Dec. 31, 2006                       152,750       1,496,788      375,422     2,024,960
Dec. 31, 2007                       139,120       1,713,258      342,768     2,195,146

The total amount of capital gains distributions accepted in shares was $1,306,611, the total amount of dividends reinvested was $117,636.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2007 appear below with comparable results for the leading market indexes:

                                              SEQUOIA    DOW JONES    STANDARD &
TO DECEMBER 31, 2007                            FUND    INDUSTRIALS   POOR'S 500
                                              -------   -----------   ----------
Fourth Quarter                                  0.61%      -3.91%        -3.33%
1 Year                                          8.40%       8.88%         5.49%
5 Years (Annualized)                            9.18%      12.24%        12.82%
10 Years (Annualized)                           8.51%       7.43%         5.91%

     The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

     Comparison of a change in value of a $10,000 Investment in Sequoia Fund and the S&P 500 Index

                                     [CHART]

               SEQUOIA        S&P
             ----------   ----------
  1/1/1998   $10,000.00   $10,000.00
12/31/1998   $13,525.26   $12,857.00
12/31/1999   $11,288.18   $15,562.11
12/31/2000   $13,552.59   $14,145.96
12/31/2001   $14,978.32   $12,464.01
12/31/2002   $14,582.90   $ 9,709.46
12/31/2003   $17,079.49   $12,494.13
12/31/2004   $17,875.39   $13,853.50
12/31/2005   $19,266.10   $14,533.70
12/31/2006   $20,872.89   $16,830.03
12/31/2007   $22,626.21   $17,754.00

     THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED, PRICE-WEIGHTED INDEX OF 30 ACTIVELY TRADED BLUE CHIP STOCKS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

Sector Breakdown (Unaudited)
As of December 31, 2007
(as a percentage of net assets)
Diversified Companies                                                      24.76
Retailing                                                                  20.31
Building Materials                                                          7.58
Flooring Products                                                           6.93
Freight Transportation                                                      5.83
Automotive Manufacturing                                                    5.47
Veterinary Diagnostics                                                      5.10
Property and Casualty Insurance                                             5.09
Industrial & Construction Supplies                                          4.66
U.S. Government Obligations                                                 3.04
Finance                                                                     2.30
Aerospace/Defense                                                           2.20
Other                                                                       6.73
                                                                          ------
                                                                          100.00
                                                                          ======

                                   Sincerely,


/s/ Richard T. Cunniff   /s/ Robert D. Goldfarb   /s/ David M. Poppe
----------------------   ----------------------   ------------------------
  Richard T. Cunniff       Robert D. Goldfarb          David M. Poppe
     Vice Chairman              President         Executive Vice President

February 21, 2008

    THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY
     WILL BE HELD AT 10A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 16, 2008 AT
       THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

     The total return for the Sequoia Fund was 8.4% in 2007. This compares with the 5.5% return of the S&P 500. As it has been for many years, our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year or years the performance of the Fund will often vary significantly from that of the broad market indices.

     We are less concerned with the annual returns from each of the stocks we own than with their returns over time. We have a similar attitude towards earnings: we pay much more heed to earnings growth over a number of years rather than over a single year, much less a quarter.

     The table below shows the twelve month stock total return for the Fund's major positions at the end of 2007:

                                              % OF ASSETS    TOTAL   % OF ASSETS
POSITION                                        12/31/07    RETURN     12/31/06
-------------------------------------------   -----------   ------   -----------
Berkshire Hathaway                               24.8%       28.7%      27.0%
Mohawk Industries                                 6.9%       -0.6%       6.8%
Martin Marietta Materials                         6.6%        nmf        0.0%
TJX Companies                                     6.2%        2.0%       6.0%
Porsche AG*                                       5.5%       60.3%       3.4%
Idexx Laboratories                                5.1%       47.9%       3.4%

*    PERFORMANCE FOR PORSCHE AG IS CALCULATED IN U.S. DOLLARS.

     The higher relative performance in 2007 versus the Index was largely driven by price appreciation at Berk-shire Hathaway, our largest holding. Among our other large holdings, Idexx and Porsche produced strong positive returns, Mohawk, Martin Marietta Materials and TJX were flattish, while Progressive and Bed Bath & Beyond experienced declines.

     Berkshire Hathaway's stock price has performed well over the last two years as the company's earnings power has increased significantly. Much of the growth in earnings power is the result of aggressive redeployment of its ample but low-yielding cash balances into higher earning assets.

     At September 30, 2007, Berkshire still had $39 billion of cash, giving Berkshire the opportunity to make deals as asset prices are falling in most world markets. Most recently, in late December, Berkshire announced the acquisition of a 60% stake in Marmon Holdings, an industrial conglomerate, for $4.5 billion. Berkshire has agreed to purchase the remaining 40% of Marmon over the next 5-6 years.

     Mohawk weathered a difficult year. After showing modest growth in the first nine months of the year, earnings per share (absent non-recurring gains and losses) declined 16% in the fourth quarter.

     For all of 2007, Mohawk's recurring earnings per share dropped 3%. The Mohawk division suffered a 34% drop in operating profit as demand for carpet declined substantially at the same time as intense cost pressures continued. The company's two hard surface divisions performed better. Dal-Tile's earnings declined only 5% on flat sales and Unilin generated a 27% earnings improvement on a 20% rise in revenue. Unilin benefited from strong demand in Eastern Europe and Russia.

     Earnings per share may be down again in 2008 as the U.S. housing market shows no sign of recovery and European markets soften. Management has indicated that the first quarter will be particularly challenging, with earnings likely to be down 25% or more. The company expects earnings to improve in subsequent quarters as price increases and cost reduction initiatives take hold and year-to-year comparisons become easier.

     TJX continues to excel in a very difficult retailing environment, particularly for apparel merchants. Earnings per share were up 15% (excluding charges related to an intrusion of the company's computer system) in the first nine months of the year and fourth quarter sales were strong, suggesting earnings for the year will be up more than 15%. We believe that TJX's off-price business model should perform relatively well in a consumer slowdown. The company's opportunistic buying strategy allows it to provide excellent value to its customers (typically first run branded merchandise at 20% to 60% below department store prices) as surplus goods become increasingly plentiful and department stores merge, close locations and cancel orders. Operating margins expanded in the most recent quarter, reflecting the favorable buying environment and laudable discipline on expenses.

     Porsche's reported net income more than tripled, reflecting large gains made from its investment in Volkswagen. Although reported earnings at the core Porsche business declined, the company manages its net earnings down as much as possible in order to reduce taxes and increase cash flow. We believe that earnings at the core business were up solidly when adjusted for several non-recurring items. Porsche is currently reducing the number of cars it ships to the United States, mainly because of weak profitability on dollar-based sales of sports cars that are produced in euro-based factories. But strong demand in emerging markets is currently more than offsetting lower sales in North America. Moreover, a number of new models are coming out over the next 18 months.

     Several of our other major holdings, such as Fastenal, Idexx and Expeditors, produced double digit returns in 2007 driven by solid growth in earnings. Fastenal's earnings per share grew 17% for the year. We believe that management's shift in strategy in 2007 (to open fewer stores in favor of leveraging the existing store base by hiring more sales people) will produce higher profitability for a longer period of time than we had previously expected.

     Idexx enjoyed a 19% growth in earnings per share and sales growth in excess of 20%. We expect that future sales and earnings at this veterinary diagnostics business will benefit from the expected launch of three new major products at its largest division.

     Expeditors produced a 14% increase in earnings per share in 2007. Earnings growth in the fourth quarter was also up 14%, a particularly impressive result given the difficulties the company had to overcome. These included a soft peak season for freight, an extremely tight market for ocean freight capacity, and higher legal and regulatory expenses. One difficult quarter is now behind the company, but 2008 will be a challenging year because of the deteriorating economy. The economically sensitive retail sector is Expeditor's largest customer segment.

     Progressive's share price generated a total return of negative 13%. Earnings per share declined 22% as margins contracted. As we discussed in last year's report, for several decades the company pursued a business model whose objective was to grow premiums as rapidly as possible while earning no less than a 4% underwriting margin. Progressive's low-cost structure and underwriting skill allowed it to grow rapidly by taking market share from less efficient competitors that couldn't match its rates and earn a profit.

     Earlier in this decade, however, unusually benign loss trends allowed most auto insurers to increase their profitability without raising rates. In such a stable price environment, Progressive found consumers doing less comparison shopping. Believing rate cuts would not stimulate much growth, Progressive chose to let its underwriting margin expand. This fueled several years of exceptional earnings growth and stock performance, but by 2006, policy counts and revenue had stopped growing. Since the middle of 2006, the company has been reducing rates. To date, consumers have not responded as hoped and Progressive's profit margins have fallen without stimulating much revenue growth. However, several large insurers are reporting declining profitability, and in some cases, no underwriting profit. If the industry responds to these pressures by raising rates, Progressive may start growing again.

     Our worst performing stocks in 2007 included several of the consumer discretionary companies we purchased or added to in recent years, such as Bed Bath & Beyond (-23%), Target (-12%) and Lowes (-27%). We were clearly wrong in our assessment of the near term business prospects of these retailers. We did not recognize the extent to which consumer spending would slow in the second half of 2007 and into 2008 as a result of the real estate crisis and credit crunch. We believe that these companies (as well as TJX, Wal-Mart and Whole Food Markets) are leading, if not dominant, participants in their retailing categories and are well positioned in the long term for above average growth and profitability. We expect that they will emerge from the current economic downturn with greater market share and a stronger competitive position as they continue to invest in their businesses while others falter.

     The decline in Bed Bath & Beyond's share price in 2007 largely reflects investor expectations that slowing consumer spending will limit future growth. We would note that even in a weak economy the balance sheet remains a source of strength, substantial free cash flows are funding share repurchases and the company's competitive position is improving. Since being taken private in 2006, the financial condition of Bed Bath's closest competitor, Linens 'N Things, has deteriorated dramatically.

     We were also sanguine last year about the prospects for Target. Although it now appears that the company's earnings may decline in 2008, Target strikes us as well positioned for the future. It has excellent management, a pristine store base and a close bond with its loyal shoppers. Management recently announced a $10 billion stock buyback, which it intends to complete over three years. This should reduce shares outstanding by roughly 20%.

     Walgreen's stock suffered a negative 16% total return last year, despite growing its earnings per share by 16% in fiscal 2007. The company has one of the more remarkable earnings records in American business, averaging 15% growth in annual earnings per share over the past 30 years. Despite this, the market reacted to weak earnings in the fourth quarter of the fiscal year, ended in August. Management, preoccupied with an acquisition and some internal projects, failed to manage expenses in its drug stores. We believe this problem is fixable and that Walgreen's core strengths remain: great real estate, good merchandising and promotions, and more efficient pharmacies than its rivals. Moreover, from 2009 through 2011, a number of important branded drugs go generic. New generic drugs are extremely profitable for drug stores, an indication that Walgreen should enjoy strong earnings growth for several years.

     We made a number of new investments in 2007, including Martin Marietta Materials, Vulcan Materials, Rolls Royce and Whole Foods Market.

     The largest of the new investments was Martin Marietta, which produces aggregate used to make asphalt, cement and concrete. The company recently announced disappointing fourth quarter results and cautious guidance for 2008. Yet, 2007 earnings per share rose 15%, as positive pricing more than offset a decline in volume. We believe that price increases plus share repurchases should offset cyclical volume-related declines and drive reasonable earnings performance in 2008. Longer-term, aggregate supplies in this country will grow scarcer, as few communities are willing to permit dusty, noisy new quarries.

     During 2007, we also sold our positions in Tiffany, Apollo and Patterson. We sold Tiffany because we thought the valuation of the stock looked high compared to its future earnings growth. We sold Apollo because we were concerned that its future growth was dependent upon enrolling younger, less prepared students who would be less likely to complete their degrees.

     At the end of the year, Sequoia was 97.0% invested in stocks, compared to 94.2% a year earlier. In both years, the remainder of the Fund's assets was largely held in short-term U.S. Treasury securities.

                          FEES AND EXPENSES OF THE FUND
                                   (UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                         ANNUAL FUND OPERATING EXPENSES
Management Fees                                                            1.00%
Other Expenses                                                             0.03%
                                                                           ----
Total Annual Fund Operating Expenses                                       1.03%
Expense Reimbursement*                                                     0.03%
                                                                           ----
Net Expenses                                                               1.00%
                                                                           ====

* REFLECTS RUANE, CUNNIFF & GOLDFARB INC.'S ("RUANE, CUNNIFF & GOLDFARB") CONTRACTUAL REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS REIMBURSEMENT IS A PROVISION OF RUANE, CUNNIFF & GOLDFARB'S INVESTMENT ADVISORY AGREEMENT WITH THE FUND AND THE REIMBURSEMENT WILL BE IN EFFECT ONLY SO LONG AS THAT INVESTMENT ADVISORY AGREEMENT IS IN EFFECT.

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                                      EXPENSES
                                                                    PAID DURING
                                                        ENDING         PERIOD*
                                        BEGINNING       ACCOUNT     JULY 1, 2007
                                         ACCOUNT         VALUE           TO
                                          VALUE      DECEMBER 31,   DECEMBER 31,
                                      JULY 1, 2007       2007           2007
                                      ------------   ------------   ------------
Actual                                   $1,000        $1,024.40        $5.10
Hypothetical
     (5% return
     per year
     before
     expenses)                           $1,000        $1,020.16        $5.09

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007

COMMON STOCKS (96.96%)

                                                                       VALUE
  SHARES                                                              (NOTE 1)
---------                                                           ------------
            AEROSPACE/DEFENSE (2.20%)
7,122,145   Rolls-Royce Group plc (United Kingdom)                  $ 77,261,029
                                                                    ------------
            AUTO PARTS (1.57%)
1,698,778   O'Reilly Automotive Inc. *                                55,091,371
                                                                    ------------
            AUTOMOTIVE MANUFACTURING (5.47%)
   94,976   Porsche Automobil Holding SE (Germany) (a)               192,095,418
                                                                    ------------
            BUILDING MATERIALS (7.58%)
1,756,749   Martin Marietta Materials Inc.                           232,944,917
  419,772   Vulcan Materials Company                                  33,199,767
                                                                    ------------
                                                                     266,144,684
                                                                    ------------
            PROPERTY AND CASUALTY INSURANCE (5.09%)
9,339,946   Progressive Corporation                                  178,953,365
                                                                    ------------
            DIVERSIFIED COMPANIES (24.76%)
    6,142   Berkshire Hathaway Inc. ClassA *                         869,707,200
       68   Berkshire Hathaway Inc. ClassB *                             322,048
                                                                    ------------
                                                                     870,029,248
                                                                    ------------
            FINANCE (2.30%)
  376,174   MasterCard Inc.                                           80,952,645
                                                                    ------------
            FOOD - RETAIL (1.05%)
  906,509   Whole Foods Market Inc.                                   36,985,567
                                                                    ------------
            FREIGHT TRANSPORTATION (5.83%)
2,996,003   Expeditors International Inc.                            133,861,414
4,797,605   Knight Transportation Inc. +                              71,052,530
                                                                    ------------
                                                                     204,913,944
                                                                    ------------
            INDUSTRIAL & CONSTRUCTION SUPPLIES (4.66%)
4,051,430   Fastenal Company                                         163,758,801
                                                                    ------------
            INSURANCE BROKERS (1.93%)
2,886,878   Brown & Brown Inc.                                        67,841,633
                                                                    ------------
            DIVERSIFIED MANUFACTURING (0.96%)
  383,880   Danaher Corporation                                       33,681,631
                                                                    ------------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
---------                                                         --------------
            RETAILING (20.31%)
4,996,990   Bed Bath & Beyond Inc. *                              $  146,861,536
   39,775   Costco Wholesale Corporation                               2,774,704
1,839,393   Lowe's Companies, Inc.                                    41,607,070
2,211,533   Target Corporation                                       110,576,650
7,625,026   TJX Companies, Inc.                                      219,066,997
2,118,568   Walgreen Company                                          80,675,069
2,357,730   Wal-Mart Stores, Inc.                                    112,062,907
                                                                  --------------
                                                                     713,624,933
                                                                  --------------
            FLOORING PRODUCTS (6.93%)
3,272,155   Mohawk Industries Inc. *                                 243,448,332
                                                                  --------------
            TRUCK MANUFACTURING (1.22%)
  785,772   PACCAR Inc.                                               42,808,859
                                                                  --------------
            VETERINARY DIAGNOSTICS (5.10%)
3,055,834   Idexx Laboratories Inc. *                                179,163,548
                                                                  --------------
            TOTAL COMMON STOCKS (COST $1,678,621,868)             $3,406,755,008
                                                                  --------------

  PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS (3.04%)
$106,800,000   U.S. Treasury Bills due 1/3/2008 through 1/10/2008       106,779,826
                                                                     --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $106,779,826)                                   106,779,826
                                                                     --------------
               TOTAL INVESTMENTS (100.00%) ++
                  (Cost $1,785,401,694)                               3,513,534,834
               LIABILITIES LESS OTHER ASSETS (0.00%)                        (48,286)
                                                                     --------------
               NET ASSETS (100.00%)                                  $3,513,486,548
                                                                     ==============

----------
+    Refer to Note 8.

++   The cost for federal income tax purposes is identical.

*    Non-income producing.

(a) The Fund is invested in preference shares of Porsche Automobil Holding SE which possess the same economic interest as Porsche common stock but have no voting rights.

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

ASSETS:
   Investments in securities, at value (Note 1)
      Unaffiliated companies (cost $1,702,120,136)                  $3,442,482,304
      Affiliated companies (cost $83,281,558) (Note 8)                  71,052,530
                                                                    --------------
   Total investment in securities (cost $1,785,401,694)              3,513,534,834
   Cash on deposit with custodian                                        2,055,858
   Receivable for capital stock sold                                       620,022
   Dividends receivable                                                  1,845,136
   Other assets                                                             33,261
                                                                    --------------
      Total assets                                                   3,518,089,111
                                                                    --------------
LIABILITIES:
   Payable for capital stock repurchased                                 1,634,052
   Accrued investment advisory fee                                       2,770,062
   Accrued other expenses                                                  198,449
                                                                    --------------
      Total liabilities                                                  4,602,563
                                                                    --------------
Net assets applicable to 25,255,388 shares of capital stock
   outstanding (Note 4)                                             $3,513,486,548
                                                                    ==============
Net asset value, offering price and redemption price per share      $       139.12
                                                                    ==============
NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus) $.10 par value
      capital stock,
      100,000,000 shares of authorized                              $1,769,562,273
   Undistributed net investment income (Note 5)                            232,200
   Undistributed net realized gains (Note 5)                            15,558,935
   Unrealized appreciation                                           1,728,133,140
                                                                    --------------
      Total Net Assets                                              $3,513,486,548
                                                                    ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Income:
      Dividends:
         Unaffiliated companies, net of $291,797 foreign tax withheld      $  34,208,085
         Affiliated companies (Note 8)                                           463,970
      Interest                                                                12,485,946
      Other income                                                                66,675
                                                                           -------------
            Total income                                                      47,224,676
                                                                           -------------
   Expenses:
      Investment advisory fee (Note 2)                                        36,575,544
      Legal and auditing fees                                                    206,278
      Stockholder servicing agent fees                                           491,309
      Custodian fees                                                              80,000
      Directors fees and expenses (Note 6)                                       238,074
      Other                                                                      169,095
                                                                           -------------
            Total expenses                                                    37,760,300
   Less expenses reimbursed by Investment Adviser (Note 2)                     1,036,000
                                                                           -------------
            Net expenses                                                      36,724,300
                                                                           -------------
            Net investment income                                             10,500,376
                                                                           -------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Realized gain on:
      Investments:
         Unaffiliated companies                                              580,074,159
         Affiliated companies (Note 8)                                             1,220
      Foreign currency transactions                                                2,294
                                                                           -------------
            Net realized gain on investments and foreign currencies          580,077,673
   Net decrease in unrealized appreciation on:
      Investments:
         Unaffiliated companies                                             (279,941,622)
         Affiliated companies (Note 8)                                        (8,690,829)
                                                                           -------------
            Net realized and unrealized gain on investments and
               foreign currencies                                            291,445,222
                                                                           -------------
Net increase in net assets from operations                                 $ 301,945,598
                                                                           =============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED DECEMBER 31,
                                                                     --------------------------------
                                                                           2007             2006
                                                                     --------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                   $   10,500,376   $   (16,445,199)
      Net realized gain on investments and foreign currencies           580,077,673       541,619,787
      Net decrease in unrealized appreciation                          (288,632,451)     (239,222,412)
                                                                     --------------   ---------------
         Net increase in net assets from operations                     301,945,598       285,952,176
   Distributions to shareholders from:
      Net investment income                                             (10,217,454)               --
      Net realized gains                                               (617,051,755)     (340,945,549)
      Capital share transactions (Note 4)                               239,000,131        81,492,062
                                                                     --------------   ---------------
         Total increase (decrease)                                      (86,323,480)       26,498,689
NET ASSETS:
      Beginning of period                                             3,599,810,028     3,573,311,339
                                                                     --------------   ---------------
   End of period (including undistributed net investment
      income of $232,200 and $0, respectively)                       $3,513,486,548   $ 3,599,810,028
                                                                     ==============   ===============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

     Securities traded on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

     U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Advisor, in conformity with guidelines adopted by and subject to review by the Board of Directors.

     FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date.

F. INDEMNIFICATION: The Fund's officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2007 and the Investment Adviser reimbursed the Fund $1,036,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2007, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $36,575,544 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $710,970 to Ruane, Cunniff & Goldfarb LLC, the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2007.

NOTE 3--PORTFOLIO TRANSACTIONS:

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2007 were $433,929,783 and $706,757,733, respectively. Included in proceeds of sales is $81,763,014 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $73,575,946.

     At December 31, 2007 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,781,469,206 and $53,336,066, respectively.

NOTE 4--CAPITAL STOCK:

     At December 31, 2007 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2007 and 2006 were as follows:

                                                              2007                       2006
                                                    ------------------------   ------------------------
                                                      SHARES       AMOUNT        SHARES       AMOUNT
                                                    ---------   ------------   ---------   ------------
Shares sold                                           518,372   $ 80,168,810     561,045   $ 88,910,655
Shares issued to stockholders on reinvestment of:
   Net investment income                                7,799      1,150,503          --             --
   Net realized gains on Investments                3,264,559    486,651,260   1,776,306    270,251,108
                                                    ---------   ------------   ---------   ------------
                                                    3,790,730    567,970,573   2,337,351    359,161,763
Shares repurchased                                  2,102,724    328,970,442   1,756,309    277,669,701
                                                    ---------   ------------   ---------   ------------
Net increase                                        1,688,006   $239,000,131     581,042   $ 81,492,062
                                                    =========   ============   =========   ============

NOTE 5--FEDERAL INCOME TAXES:

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2007 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in undistributed net realized gains of $73,525,224 with a corresponding increase in paid in surplus of $73,575,946, and a decrease to undistributed net investment income of $50,722. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2007 and 2006 was as follows:

                               2007           2006
                           ------------   ------------
Distributions paid from:
Ordinary income            $ 11,700,120   $          0
Long-term capital gains     615,569,089    340,945,549
                           ------------   ------------
   Total distributions     $627,269,209   $340,945,549
                           ============   ============

     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $      232,200
Undistributed long-term gain        15,558,935
Unrealized appreciation          1,728,133,140
                                --------------
                                $1,743,924,275
                                ==============

     The difference between book basis and tax basis distributions is a result of different book and tax treatments of short-term capital gain distributions.

     In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns and requires certain expanded tax disclosures. Management has applied the Interpretation to the Fund during the year ended December 31, 2007. As a result of the application of the Interpretation, there was no impact on the financial statements.

NOTE 6--DIRECTORS FEES AND EXPENSES:

     Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2007 was $238,074.

NOTE 7--NEW ACCOUNTING PRONOUNCEMENT:

     In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has not yet determined the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

NOTE 8--AFFILIATED COMPANIES:

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2007 aggregated $71,052,530 and $83,281,558, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2007 is provided below:

                                      PURCHASES              SALES
                               ---------------------   ----------------   REALIZED   DIVIDEND
AFFILIATE                       SHARES      COST       SHARES     COST      GAIN      INCOME
----------------------------   -------   -----------   ------   -------   --------   --------
Knight Transportation Inc.     800,000   $11,580,340    2,395   $36,981    $1,220    $463,970

NOTE 9--FINANCIAL HIGHLIGHTS:

                                                                     YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2007       2006       2005       2004       2003
                                                      --------   --------   --------   --------   --------
Per Share Operating Performance (for a share
   outstanding throughout the period)
Net asset value, beginning of period                  $ 152.75   $ 155.45   $ 154.27   $ 147.61   $ 126.63
                                                      --------   --------   --------   --------   --------
Net investment income (loss)                              0.46      (0.70)     (0.75)     (0.58)     (0.62)
Net realized and unrealized gains on investments         13.48      13.60      12.57       7.45      22.21
                                                      --------   --------   --------   --------   --------
      Total from investment operations                   13.94      12.90      11.82       6.87      21.59
                                                      --------   --------   --------   --------   --------
Dividends from net investment income                     (0.45)     (0.00)     (0.00)     (0.00)     (0.00)
Distributions from net realized gains                   (27.12)    (15.60)    (10.64)     (0.21)     (0.61)
                                                      --------   --------   --------   --------   --------
      Total distributions                               (27.57)    (15.60)    (10.64)     (0.21)     (0.61)
                                                      --------   --------   --------   --------   --------
Net asset value, end of period                        $ 139.12   $ 152.75   $ 155.45   $ 154.27   $ 147.61
                                                      ========   ========   ========   ========   ========
Total Return                                              8.40%      8.34%      7.78%      4.66%     17.12%
Net assets, end of period (in millions)               $3,513.5   $3,599.8   $3,573.3   $3,772.4   $3,973.6
   Expenses *                                              1.0%       1.0%       1.0%       1.0%       1.0%
   Net investment income                                   0.3%      -0.5%      -0.5%      -0.4%      -0.5%
Portfolio turnover rate                                     13%        14%         8%         6%         3%

----------
* The ratios of expenses to average net assets were not affected by the waiver of a portion of the investment advisory fees.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four year period ended December 31, 2006 were audited by other auditors whose report dated February 21, 2007 expressed an unqualified opinion on such financial statement and financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2007, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
February 21, 2008

                          APPROVAL OF ADVISORY CONTRACT
                                   (UNAUDITED)

     At a meeting held on December 10, 2007, the Board of Directors of Sequoia Fund, Inc. (the "Fund"), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract between the Fund and Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser"). In approving the renewal of the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract.

     NATURE AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund. They considered the personnel responsible for the day-to-day management of the Fund, the Investment Adviser's existing and planned staffing levels and the Investment Adviser's research capability and overall reputation. The directors considered the Investment Adviser's representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser's compliance policies and procedures, which are designed, among other things, to ensure the Fund's compliance with its investment objective, policies and restrictions and those regulatory requirements applicable to the Fund and to address the Investment Adviser's conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the advisory contract.

     INVESTMENT PERFORMANCE. The directors reviewed the Fund's performance under the Investment Adviser's management. They considered the Fund's performance and the performance of the S&P 500 Index for the first 10 months of 2007 and for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2006. They noted that since the Fund's inception through the year ended December 31, 2006, the Fund generated a compound annual rate of return (net of fees) of 15.68% versus a return for the S&P 500 Index of 11.85%. They also considered the Investment Adviser's statement that it makes no effort on behalf of the Fund to reflect the composition of the S&P 500 Index in the Fund's investments. They also considered the Fund's performance compared to the performance of peer-group funds for the 1-year, 3-year, 5-year and 10-year periods ended November 30, 2007.

     The directors reviewed specific securities that contributed positively and negatively to the Fund's performance. The directors considered the Fund's performance in light of reports provided periodically by the Investment Adviser and of the portfolio managers' statements at the meeting that the Fund's performance was generally higher than the performance of the Investment Adviser's other advisory clients. They also considered the Fund's performance in light of the Fund's compliance with its investment policies and legal and regulatory requirements. The directors concluded that the Fund's performance was satisfactory and sufficient to approve the renewal of the contract.

     FEES. Next, the directors examined the fees paid to the Investment Adviser under the advisory contract and the Fund's overall expense ratio. They considered the advisory fee compared to the fees charged by peer-group funds. They noted that the Fund's expense ratio of 1.00% compared favorably with the average expense ratio of 1.17% for the peer-group funds. They considered the Investment Adviser's obligation under the contract to reimburse the Fund for the excess, if any, in any year of the Fund's operating expenses over 1 1/2 % of the Fund's average daily net asset values up to a maximum of $30 million, plus 1% of the Fund's average daily net asset values in excess of $30 million and that the Fund was closed to new investors. The directors did not compare the fees charged to the Fund by the Investment Adviser with the fees charged by the Investment Adviser to its other advisory accounts because the services provided by the Investment Adviser to its other advisory accounts are materially different from the services provided by the Investment Adviser to the Fund. Based on these factors, the directors determined that the fees charged to the Fund by the Investment Adviser under the advisory contract were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds offering similar services.

     PROFITABILITY AND OTHER BENEFITS TO THE INVESTMENT ADVISER. The directors considered the income and expenses of the Fund and the profitability of the Fund to the Investment Adviser. They reviewed a written analysis of the profitability of the Fund to the Investment Adviser for the ten months ended October 31, 2007. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a broker-dealer affiliate of the Investment Adviser, during those months. Based on these factors, the directors concluded that the Investment Adviser's profitability was not such as to prevent them from approving the renewal of the contract.

     ECONOMIES OF SCALE. The directors considered information concerning economies of scale and whether the existing fees might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary in light of the fact that the Fund is closed to new investors and that the Fund's total annual expense ratio was less than the average expense ratio of the mutual funds included in the peer group.

     In evaluating the aforementioned considerations, the directors did not identify any single factor as all-important or controlling in their evaluation of the contract. In light of the Fund's performance, the Investment Adviser's provision of advisory and other services, and the reasonableness of the Fund's overall expenses compared to the expenses of the peer-group funds, the directors concluded that retention of the Investment Adviser was in the best interest of the Fund and its stockholders. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the advisory contract.

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                  OTHER
                                                  TERM OF OFFICE AND         PRINCIPAL        DIRECTORSHIPS
                               POSITION HELD        LENGTH OF TIME       OCCUPATION DURING       HELD BY
NAME, AGE, AND ADDRESS           WITH FUND              SERVED             PAST 5 YEARS          DIRECTOR
------------------------   --------------------   ------------------   --------------------   -------------
Richard T. Cunniff, 84     Vice Chairman &        Term -- 1 Year &     Vice Chairman &        None
767 Fifth Avenue           Director               Length of Time       Director of Ruane,
New York, NY 10153                                served -- 37 Years   Cunniff & Goldfarb
                                                                       Inc.

Robert D. Goldfarb, 63     President & Director   Term -- 1 Year &     Chairman & Director    None
767 Fifth Avenue                                  Length of Time       of Ruane, Cunniff &
New York, NY 10153                                served -- 29 Years   Goldfarb Inc.

David M. Poppe, 42         Executive Vice         Term -- 1 Year &     President & Director   None
767 Fifth Avenue           President & Director   Length of Time       of Ruane, Cunniff &
New York, NY 10153                                served -- 4 Years    Goldfarb Inc.

Joseph Quinones, Jr., 62   Vice President,        Term -- 1 Year &     Vice President,        None
767 Fifth Avenue           Secretary,             Length of Time       Secretary,
New York, NY 10153         Treasurer & Chief      served -- 12 Years   Treasurer & Chief
                           Compliance Officer                          Compliance Officer
                                                                       of Ruane, Cunniff &
                                                                       Goldfarb Inc.

Michael Valenti, 38        Assistant Secretary    Term -- 1 Year &     Administrator of       None
767 Fifth Avenue                                  Length of Time       Ruane, Cunniff &
New York, NY 10153                                served -- 1 Year     Goldfarb Inc.

Francis P. Matthews, 85    Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 35 Years

C. William Neuhauser, 81   Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 33 Years

Robert L. Swiggett, 85     Director --             Term -- 1 Year &    Retired                None
767 Fifth Avenue           Chairman of the        Length of Time
New York, NY 10153         Board                  served -- 37 Years

Sharon Osberg, 58          Director               Term -- 1 Year &     Consultant Internet    None
767 Fifth Avenue                                  Length of Time       Mobile Technology
New York, NY 10153                                served -- 4 Years

Roger Lowenstein, 53       Director               Term -- 1 Year &     Writer major           None
767 Fifth Avenue                                  Length of Time       Financial and News
New York, NY 10153                                served -- 9 Years    Publications

Vinod Ahooja, 56           Director               Term -- 1 Year &     Retired                None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 7 Years

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PwC") was previously the Fund's independent registered public accounting firm. On June 11, 2007, PwC's appointment as independent registered public accounting firm was terminated and Briggs, Bunting & Dougherty, LLP ("BBD") was engaged as independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Fund's audit committee and Board of Directors.

     PwC's reports on the Fund's financial statements for the Fund's two most recently completed fiscal years ended December 31, 2006 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recently completed fiscal years ended December 31, 2006 and December 31, 2005 and through June 11, 2007, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the two years ended December 31, 2006 and 2005 and through June 11, 2007, there were no "reportable events" within the meaning of Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

                                OTHER INFORMATION

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
(800) 686-6884
WEBSITE: www.sequoiafund.com

DIRECTORS
   Richard T. Cunniff
   Robert D. Goldfarb
   David M. Poppe
   Vinod Ahooja
   Roger Lowenstein
   Francis P. Matthews
   C. William Neuhauser
   Sharon Osberg
   Robert L. Swiggett, Chairman of the Board

OFFICERS
   Richard T. Cunniff    -- VICE CHAIRMAN
   Robert D. Goldfarb    -- PRESIDENT
   David M. Poppe        -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr.  -- VICE PRESIDENT, SECRETARY,
                            TREASURER & CHIEF COMPLIANCE OFFICER
   Michael Valenti       -- ASSISTANT SECRETARY

INVESTMENT ADVISER
   Ruane, Cunniff & Goldfarb Inc.
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

DISTRIBUTOR
   Ruane, Cunniff & Goldfarb LLC
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

CUSTODIAN
   The Bank of New York
   MF Custody Administration Department
   One Wall Street, 25th Floor
   New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT
   DST Systems, Inc.
   P.O. Box 219477
   Kansas City, Missouri 64121

LEGAL COUNSEL
   Seward & Kissel LLP
   One Battery Park Plaza
   New York, New York 10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/code_of_ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2007             December 31, 2006
                             -----------------             -----------------
Audit Fees                        $28,000                       $49,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,000                        $8,000
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice. Fees for the year ended December 31, 2006 were paid to PricewaterhouseCoopers LLP.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) All services included in (b)-(d) were approved pursuant to paragraph
c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $41,785 and $58,300, respectively. Fees paid to PricewaterhouseCoopers LLP were $29,785 and $58,300, respectively.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 29, 2008

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  February 29, 2008